POWER OF ATTORNEY
For Executing Forms 3, 4 and 5

	KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Catherine M. Kilbane and Christopher W. Haffke, and each individually, his lawful attorney-in-fact to:

	(1)	execute for and on behalf of the undersigned Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

	(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4 or
5 and the timely filing of such form with the United States Securities and
Exchange Commission and any other authority; and

	(3)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the document executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in fact may approve in her or his discretion.

	The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that each foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section
16 of the Securities Exchange Act of 1934.

	This Power of Attorney hereby revokes and supersedes any Power of Attorney granted by the undersigned with respect to the aforementioned matters, and unless earlier revoked or superseded, this Power of Attorney shall expire on February 28, 2012.

	IN WITNESS WHEREOF, the undersigned has caused this power of attorney to be executed as of this 27th day of March, 2007.


							/s/Stephen J. Smith